UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 7, 2011

LEVIATHAN MINERALS GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-53926	27-2205684
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

183 Queen's Road, Unit 8309-10
Central, Hong Kong

(Address of principal executive offices)

62 21 6667 2432

(Registrant’s telephone number, including area code)

J1. Muara Karang Raya No. 48
Jakarta Utara, Indonesia 14450

(Former name or former address, if changed since last report)

Copies to:

David N. Feldman, Esq.
Peter DiChiara, Esq.
RICHARDSON & PATEL LLP
750 Third Avenue, 9th Floor
New York, New York 10017
Telephone: (212) 869-7000
Facsimile: (917) 591-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Audit Committee’s Conclusion as to Non-Reliance on Previously Issued Financial Statements

On October 7, 2011, the Audit Committee of the Board of Directors (the "Audit Committee") of Leviathan Minerals Group Incorporated (the "Company"), after consultation with management of the Company, including the Company’s Chief Financial Officer, concluded that the audited financial statements of Top Yield Holdings Ltd. ("Top Yield") as of December 31, 2010 and 2009 and the years then ended, the unaudited financial statements of Top Yield as of June 30, 2011 and 2010 and the periods then ended, the Pro Forma Financial Statements of the Company and Top Yield as of December 31, 2010 and the year then ended and the Pro Forma Financial Statements of the Company and Top Yield as of June 30, 2011 and the period then ended (collectively, the "Financial Statements"), all as filed with the Securities and Exchange Commission (the "SEC") as Exhibits 99.1, 99.2 and 99.3 to the Company’s Current Report on Form 8-K on August 26, 2011 (the "Form 8-K"), should be restated in response to certain comments received by the SEC.

The Form 8-K was filed, in part, as a result of the Company's acquisition of 100% of the issued and outstanding equity interests of Top Yield in exchange for shares of the Company's common stock. As a result of the acquisition, the Company changed its name to Leviathan Minerals Group Incorporated.

The Company’s Audit Committee, in consultation with management, concluded that in light of the required restatement discussed above, the previously issued Financial Statements included in the Company’s Form 8-K should no longer be relied upon.

The Company’s Chief Financial Officer and Audit Committee discussed the foregoing issues, findings and conclusions with Baker Tilly Virchow Krause, LLP ("BTVK"), the Company’s independent registered accountant.  As previously reported in a Form 8-K filed by the Company on May 3, 2011, the Company engaged BTVK as its independent registered public accountant on April 29, 2011.  BTVK did not audit the Financial Statements prepared by Top Yield and filed with the Form 8-K.  The Company is working diligently to prepare restated Financial Statements and have BTVK audit and review, as required, such Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2011

LEVIATHAN MINERALS GROUP INCORPORATED

By:	/s/ Samuel Zia
Samuel Zia
President and Chief Executive Officer